Quarterly Holdings Report
for
Fidelity® Water Sustainability Fund
August 31, 2024
DSW-NPRT1-1024
1.9897401.104
Common Stocks - 98.6%
	Shares	Value ($)
INDUSTRIALS - 66.3%
Building Products - 9.2%
Advanced Drain Systems, Inc.	35,047	5,493,968
Geberit AG (Reg.)	6,509	4,142,543
		9,636,511
Commercial Services & Supplies - 6.3%
Montrose Environmental Group, Inc. (a)	4,897	161,111
Tetra Tech, Inc.	16,530	3,929,842
Veralto Corp.	22,274	2,504,266
		6,595,219
Construction & Engineering - 4.4%
Stantec, Inc.	56,458	4,623,804
Machinery - 37.8%
Chart Industries, Inc. (a)	39,355	4,817,052
Dover Corp.	3,508	652,593
Energy Recovery, Inc. (a)	172,973	2,809,082
Georg Fischer AG (Reg.)	22,699	1,793,116
IDEX Corp.	3,283	677,874
Ingersoll Rand, Inc.	61,041	5,582,199
Kurita Water Industries Ltd.	57,883	2,309,539
Mueller Water Products, Inc.	228,301	4,901,622
Organo Corp.	11,513	522,924
Pentair PLC	98,301	8,718,315
Watts Water Technologies, Inc. Class A	12,637	2,485,698
Xylem, Inc.	32,167	4,423,928
		39,693,942
Professional Services - 3.3%
KBR, Inc.	49,563	3,437,690
Trading Companies & Distributors - 5.3%
Core & Main, Inc. Class A (a)	115,455	5,545,304
TOTAL INDUSTRIALS		69,532,470
INFORMATION TECHNOLOGY - 2.7%
Electronic Equipment, Instruments & Components - 1.4%
Badger Meter, Inc.	7,185	1,486,864
Software - 1.3%
Roper Technologies, Inc.	2,390	1,325,040
TOTAL INFORMATION TECHNOLOGY		2,811,904
MATERIALS - 2.5%
Chemicals - 2.5%
Ecolab, Inc.	10,304	2,608,767
UTILITIES - 27.1%
Water Utilities - 27.1%
American Water Works Co., Inc.	37,970	5,434,266
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	4,600	77,318
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	110,669	1,858,133
Essential Utilities, Inc.	140,978	5,496,732
Pennon Group PLC	144,948	1,148,824
Severn Trent PLC	193,250	6,525,075
United Utilities Group PLC	587,158	7,890,445
		28,430,793
TOTAL COMMON STOCKS (Cost $82,903,280)		103,383,934

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $1,265,190)	1,264,937	1,265,190

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $84,168,470)	104,649,124
NET OTHER ASSETS (LIABILITIES) - 0.2%	159,308
NET ASSETS - 100.0%	104,808,432

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	822,232	6,880,974	6,438,016	14,461	-	-	1,265,190	0.0%
Total	822,232	6,880,974	6,438,016	14,461	-	-	1,265,190

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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